Managed Portfolio Series

Tortoise MLP & Pipeline Fund (the “Fund”)

Supplement dated November 17, 2022, to the Summary Prospectus, Prospectus
and Statement of Additional Information (“SAI”),
each dated March 31, 2022, as amended

The purpose of this supplement is to provide notice that effective January 16, 2023 (the “Effective Date”), the Fund’s name will change from “Tortoise MLP & Pipeline Fund” to “Tortoise Energy Infrastructure Total Return Fund.” Accordingly, as of the Effective Date, all references to the Fund’s name in the Summary Prospectus, Prospectus and SAI are deleted and replaced with “Tortoise Energy Infrastructure Total Return Fund” or “Energy Infrastructure Total Return Fund,” as applicable.
In addition, on the Effective Date:
•the first three paragraphs of the section entitled “Principal Investment Strategies” beginning on page 2 of the Summary Prospectus and page 3 of the Prospectus are deleted and replaced with the following:
“Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of energy infrastructure companies. Energy infrastructure companies are companies that process, store, transport and market natural gas, natural gas liquids, refined products and crude oil (i.e., midstream infrastructure) as well as generate, transport and distribute electricity (i.e., power & renewable infrastructure).  The Fund intends to focus its investments primarily in equity securities of midstream infrastructure and also may invest in midstream master limited partnerships (“MLPs”) and power and renewable infrastructure. MLPs, also known as publicly traded partnerships, predominately operate, or directly or indirectly own, energy-related assets. For purposes of this strategy, energy infrastructure companies include investment companies that invest primarily in energy infrastructure companies. The Fund is non-diversified.
The Fund seeks to achieve its investment objective by investing primarily in equity securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, consisting of common stock, but also including, among others, MLP and limited liability company (“LLC”) common units; the equity securities issued by MLP affiliates, such as common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in energy infrastructure companies.”
•the first three paragraphs of the section currently entitled “Principal Investment Strategies - Tortoise MLP & Pipeline Fund (the “MLP & Pipeline Fund”)” beginning on page 55 of the Prospectus are deleted and replaced with the following:
1

“Under normal circumstances, the Energy Infrastructure Total Return Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of energy infrastructure companies. Energy infrastructure companies are companies that process, store, transport and market natural gas, natural gas liquids, refined products and crude oil (i.e., midstream infrastructure) as well as generate, transport and distribute electricity (i.e., power & renewable infrastructure).  The Energy Infrastructure Total Return Fund intends to focus its investments primarily in equity securities of midstream infrastructure and also may invest in midstream MLPs and power and renewable infrastructure. MLPs, also known as publicly traded partnerships, predominately operate, or directly or indirectly own, energy-related assets. For purposes of this strategy, energy infrastructure companies include investment companies that invest primarily in energy infrastructure companies. The Energy Infrastructure Total Return Fund is non-diversified.

The Energy Infrastructure Total Return Fund must provide 60 days’ prior written notice to shareholders if the Board of Trustees changes its policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of energy infrastructure companies.

The Energy Infrastructure Total Return Fund seeks to achieve its investment objective by investing primarily in equity securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, consisting of common stock, but also including, among others, MLP and limited liability company (“LLC”) common units; the equity securities issued by MLP affiliates, such as common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in energy infrastructure companies.”
•the Fund’s non-fundamental policy #1 on page 44 of the SAI is deleted and replaced with the following:
“Under normal circumstances, the Energy Infrastructure Total Return Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of energy infrastructure companies. Energy infrastructure companies are companies that process, store, transport and market natural gas, natural gas liquids, refined products and crude oil (i.e., midstream infrastructure) as well as generate, transport and distribute electricity (i.e., power & renewable infrastructure). For purposes of this strategy, energy infrastructure companies include investment companies that invest primarily in energy infrastructure companies.”

This supplement should be retained with your Summary Prospectus, Prospectus and SAI.
2